UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2021

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RPM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2021, Michael J. Laroche (age 39) was appointed Vice President, Controller and Chief Accounting Officer for RPM International Inc. (the “Company”), effective November 1, 2021. Mr. Laroche will succeed Keith R. Smiley, the Company’s current Vice President — Finance & Controller, who previously announced his plans to retire from the Company effective in October 2021.

Mr. Laroche currently serves as chief financial officer of the Company’s Specialty Products Group (“SPG”) operating segment. He joined SPG in 2016, and served as controller, and later vice president and controller, before becoming SPG’s chief financial officer. Before joining SPG, Mr. Laroche was a senior manager at PwC. He earned a bachelor’s degree in mathematics and a master’s degree in accounting from the State University of New York at Albany and is a certified public accountant.

In connection with his appointment, Mr. Laroche will receive a base salary of $275,000, subject to review and adjustment on an annual basis, and will be entitled to participate in the Company’s annual cash incentive plan and to receive grants under the Amended and Restated RPM International Inc. 2014 Omnibus Equity and Incentive Plan. The terms of these awards are expected to be consistent with those received by the Company’s other executive officers. Mr. Laroche will be eligible to participate in the Company’s benefit plans in accordance with the Company’s customary policies, and consistent with the Company’s other executive officers. Mr. Laroche will also be reimbursed for certain relocation costs.

Mr. Laroche has no family relationship with any director or executive officer of the Company and Mr. Laroche has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date July 28, 2021

/s/ Edward W. Moore
Edward W. Moore
Senior Vice President, General Counsel and
Chief Compliance Officer